INFOCROSSING, INC. AND SUBSIDIARIES

                                  EXHIBIT 10.5B


                         CONSULTING AGREEMENT AMENDMENT



Parties


This agreement is made as of October 31, 1994 by the parties to the CONSULTING AGREEMENT dated November 1, 1992 to amend the CONSULTING AGREEMENT ("Agreement") between COMPUTER OUTSOURCING SERVICES, INC. a new York corporation with an address at 360 West 31st Street, New York, New York 10001 ("Company"), and STANLEY BERGER, an individual formerly residing at 11 Old Long Ridge Road, Stamford, CT. ("Consultant"), now residing at 20 Church Street, Greenwich, CT. 06830.


AMENDMENTS

1.       Consulting Services; Term.

Section 2(a) The "Term" of the agreement is amended to extended the "term" to September 31, 2001.

2.       Payments to Consultant.
         ----------------------

Section 3(a). The Consulting Fee for the Company's FYE October 31, 1994 is revised and shall equal $222,917. The Consulting Fee for the FYE October 31, 1995 is revised and shall equal $245, 209. The Consulting Fee shall be $22,292 for each month of the period commencing November 1, 2000 through September 31, 2001.

Section 3(b).  Delete entire Subsection 3 (b).

Section 3(c). The Company is not required to contribute $30,000 to an annuity purchase for the years ending December 31, 1993 and 1994.


                                     GENERAL

The Agreement dated November 1, 1992 is modified to incorporate the above amendments. All other terms and conditions of the Agreement remain unchanged.










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Consulting Agreement Amendment
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Execution

The parties hereto, desiring to be bound hereby, have executed this Agreement as of the date first written above.



COMPUTER OUTSOURCING SERVICES, INC.


BY:              /s/
   ___________________________________           Date: ___________________
         Zach Lonstein, President

                /s/
   __________________________________
       Stanley Berger, individually

































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